UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 21, 2016

ENLINK MIDSTREAM, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	001-36336	46-4108528
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS RD. DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2016, the Board of Directors (the “Registrant Board”) of EnLink Midstream Manager, LLC (the “Manager”), the managing member of EnLink Midstream, LLC (“Registrant”), approved the appointments of Mr. Michael J. Garberding to President and Chief Financial Officer of the Manager and Mr. Benjamin D. Lamb to Executive Vice President of Corporate Development of the Manager.  Additionally, the Board of Directors (the “GP Board”) of EnLink Midstream GP, LLC (the “General Partner”), the general partner of EnLink Midstream Partners, LP (the “Partnership”) and an indirect subsidiary of Registrant, approved the appointments of Mr. Garberding to President and Chief Financial Officer of the General Partner and Mr. Lamb to Executive Vice President of Corporate Development of the General Partner.  Mr. Barry E. Davis continues to lead the Manager’s and the General Partner’s executive leadership teams serving as Chairman and Chief Executive Officer of the Manager and the General Partner.

Michael J. Garberding, 47, joined the Manager’s predecessor and the General Partner in February 2008. Mr. Garberding assumed the role of Senior Vice President and Chief Financial Officer in August 2011 and the role of Executive Vice President and Chief Financial Officer in January 2013. Mr. Garberding previously led the finance and business development organization for the Manager and the General Partner. Mr. Garberding has 25 years of experience in finance and accounting. From 2002 to 2008, Mr. Garberding held various finance and business development positions at TXU Corporation, including assistant treasurer. In addition, Mr. Garberding worked at Enron North America as a Finance Manager and Arthur Andersen LLP as an Audit Manager. He received his Masters in Business Administration from the University of Michigan in 1999 and his B.B.A. in Accounting from Texas A&M University in 1991.

Benjamin D. Lamb, 37, joined the Manager’s predecessor and the General Partner in December 2012. Mr. Lamb assumed the role of Senior Vice President of Finance and Corporate Development in November 2014, having previously served as Vice President of Finance.  Prior to joining the Manager, Mr. Lamb served as a Principal at the investment banking firm Greenhill & Co., which he joined in 2005.  In that role he focused on the evaluation and execution of mergers, acquisitions and restructuring transactions for clients primarily in the midstream energy, power and utility industries.  Prior to joining Greenhill he served as an investment banker at UBS Investment Bank in its Mergers and Acquisitions Group and in its Global Energy Group, and at Merrill Lynch in its Global Energy and Power Group.  Mr. Lamb received his Bachelor of Business Administration degree from Baylor University in 2000.

In connection with his appointment as President and Chief Financial Officer of the Manager and the General Partner, the Registrant Board and the GP Board approved the following actions (as applicable) with respect to Mr. Garberding’s 2016 compensation, in each case effective as of September 22, 2016 unless otherwise noted: (1) an increase of his base salary to an annual rate of pay of $500,000 from $450,000; (2) maintaining his target percentage for the short-term incentive program at 90%; (3) a restricted incentive unit award to be granted on October 1, 2016 under the EnLink Midstream, LLC 2014 Long-Term Incentive Plan (the “ENLC LTIP”) (which award was approved by the Registrant Board) and a restricted incentive unit award to be granted on October 1, 2016 under the EnLink Midstream GP, LLC Long-Term Incentive Plan (As Amended and Restated in 2016) (the “GP LTIP”) (which award was approved by the GP Board), in each case in an amount equal to $375,000 and that will include vesting provisions based upon the expiration of a specified vesting period; and (4) a restricted incentive unit award to be granted on October 1, 2016 under the ENLC LTIP (which award was approved by the Registrant Board) and a restricted incentive unit award to be granted on October 1, 2016 under the GP LTIP (which award was approved by the GP Board), in each case in an amount equal to $375,000 and that will include vesting provisions based upon the achievement of specified performance goals.  The performance goal and vesting terms of the restricted incentive unit awards are consistent with the awards made in March 2015 to the Manager’s and the General Partner’s named executive officers, as disclosed in each of Registrant’s annual report on Form 10-K and the Partnership’s annual report on Form 10-K, respectively, each filed with the Securities and Exchange Commission on February 17, 2016.  Each of the Governance and Compensation Committee of the Registrant Board and the Compensation Committee of the GP Board recommended that the applicable Board approve the foregoing appointment and compensation changes.

In connection with his appointment as Executive Vice President of Corporate Development of the Manager and the General Partner, the Registrant Board and the GP Board approved the following actions (as applicable) with respect to Mr. Lamb’s 2016 compensation, in each case effective as of September 22, 2016 unless otherwise noted: (1) an increase of his base salary to an annual rate of pay of $345,000 from $310,000; (2) an increase of his target percentage for the short-term incentive program to 90% from 60%; (3) a restricted incentive unit award to be granted on October 1, 2016 under the ENLC LTIP (which award was approved by the Registrant Board) and a restricted incentive unit award to be granted on October 1, 2016 under the GP LTIP (which award was approved by the GP Board), in each case in an amount equal to $250,000 and that will include vesting provisions based upon the expiration of a specified vesting period; and (4) a restricted incentive unit award to be granted on October 1, 2016 under the ENLC LTIP (which award was approved by the Registrant Board) and a restricted incentive unit award to be granted on October 1, 2016 under the GP LTIP (which award was approved by the GP Board), in each case in an amount equal to $250,000 and that will include vesting provisions based upon the achievement of specified performance goals.  The performance goal and vesting terms of the restricted incentive unit awards are consistent with the awards made in March 2015 to the Manager’s and the General Partner’s named executive officers, as disclosed in each of Registrant’s annual report on Form 10-K and the Partnership’s annual report on Form 10-K, respectively, each filed with the Securities and Exchange Commission on February 17, 2016.  Each of the Governance and Compensation Committee of the Registrant Board and the Compensation Committee of the GP Board recommended that the applicable Board approve the foregoing appointment and compensation changes.

Item 7.01.                                        Regulation FD Disclosure.

On September 22, 2016, Registrant issued a press release announcing the appointments described in Item 5.02 of this Current Report on Form 8-K.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit shall be deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit shall be deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

99.1	—

Press Release dated September 22, 2016 (incorporated by reference to Exhibit 99.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated September 21, 2016, filed with the Commission on September 22, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM, LLC

	By:	EnLink Midstream Manager, LLC,
its Managing Member

Date: September 22, 2016	By:	/s/ Michael J. Garberding
Michael J. Garberding
President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

99.1	—

Press Release dated September 22, 2016 (incorporated by reference to Exhibit 99.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated September 21, 2016, filed with the Commission on September 22, 2016).